EXHIBIT 99.3

Goldman, Sachs & Co.
GSAMP 2004 AR2
ALL MORTGAGE LOANS
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
CURRENT PRINCIPAL BALANCE         Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $100,000                  572   $46,638,565      12.11%     7.412%       607    $81,536     87.75%      75.74%      77.92%
$100,001 - $150,000                 727    89,880,706      23.33      7.235        611    123,632     89.04       65.60       89.34
$150,001 - $200,000                 525    91,284,157      23.69      7.045        616    173,875     88.68       62.00       90.63
$200,001 - $250,000                 296    66,565,739      17.28      6.971        619    224,884     88.59       57.05       90.10
$250,001 - $300,000                 194    53,378,518      13.85      6.935        616    275,147     88.05       52.28       90.12
$300,001 - $350,000                  99    31,531,879       8.18      6.786        629    318,504     89.86       51.46       91.91
$350,001 - $400,000                   7     2,611,068       0.68      6.939        668    373,010     92.08       43.10       71.26
$400,001 - $450,000                   7     2,890,906       0.75      7.084        647    412,987     89.86       15.03       85.55
$450,001 - $500,000                   1       499,535       0.13      6.350        601    499,535     84.03      100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,428  $385,281,072     100.00%     7.083%       616   $158,682     88.67%      61.01%      88.57%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
CURRENT RATE                      Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.499%                      13    $2,323,065       0.60%     5.308%       637   $178,697     84.12%      86.67%     100.00%
5.500% - 5.999%                     150    28,783,191       7.47      5.768        620    191,888     81.24       81.60       96.71
6.000% - 6.499%                     307    55,183,566      14.32      6.273        629    179,751     87.07       70.84       94.82
6.500% - 6.999%                     565    95,828,183      24.87      6.735        617    169,607     88.09       65.46       91.58
7.000% - 7.499%                     509    76,318,831      19.81      7.240        615    149,939     89.58       57.17       85.06
7.500% - 7.999%                     554    84,227,171      21.86      7.716        612    152,035     90.91       51.48       82.92
8.000% - 8.499%                     229    30,788,812       7.99      8.217        604    134,449     91.06       49.77       84.52
8.500% - 8.999%                      91    10,389,240       2.70      8.650        598    114,167     91.76       42.06       84.71
9.000% >=                            10     1,439,012       0.37      9.520        585    143,901     91.94       72.37      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,428  $385,281,072     100.00%     7.083%       616   $158,682     88.67%      61.01%      88.57%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
CREDIT SCORE                      Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 >=                               22    $4,198,619       1.09%     6.825%       757   $190,846     92.94%      39.23%      66.66%
720 - 739                            21     2,966,409       0.77      7.149        727    141,258     92.22       58.99       59.56
700 - 719                            48     8,846,462       2.30      6.938        708    184,301     93.10       27.12       74.02
680 - 699                           130    22,679,334       5.89      6.736        688    174,456     92.32       33.65       77.82
660 - 679                           195    31,827,496       8.26      7.012        667    163,218     91.44       37.94       79.10
640 - 659                           280    47,558,553      12.34      6.957        648    169,852     91.58       42.61       84.42
620 - 639                           396    63,914,968      16.59      7.093        628    161,401     91.11       52.15       86.34
600 - 619                           443    69,547,145      18.05      7.093        608    156,991     90.47       60.70       92.82
580 - 599                           313    48,149,534      12.50      7.172        588    153,832     86.19       78.55       93.86
560 - 579                           239    33,616,121       8.73      7.210        568    140,653     83.20       85.06       95.98
540 - 559                           223    33,658,407       8.74      7.213        552    150,935     83.75       87.50       96.42
520 - 539                            87    13,927,817       3.61      7.256        531    160,090     78.20       96.78       94.29
500 - 519                            31     4,390,207       1.14      7.456        509    141,620     78.90      100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,428  $385,281,072     100.00%     7.083%       616   $158,682     88.67%      61.01%      88.57%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
LIEN                              Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1                                 2,428  $385,281,072     100.00%     7.083%       616   $158,682     88.67%      61.01%      88.57%
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,428  $385,281,072     100.00%     7.083%       616   $158,682     88.67%      61.01%      88.57%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.
GSAMP 2004 AR2
ALL MORTGAGE LOANS
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
ORIGINAL LTV                      Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.001% - 60.000%                     35    $5,327,147       1.38%     6.417%       576   $152,204     49.81%      87.26%     100.00%
60.001% - 70.000%                    56     8,291,659       2.15      6.492        587    148,065     66.00       77.79       96.23
70.001% - 80.000%                   360    57,953,139      15.04      6.721        575    160,981     78.15       89.57       89.20
80.001% - 85.000%                   114    18,640,556       4.84      6.780        580    163,514     84.53       81.54       84.53
85.001% - 90.000%                   949   142,742,900      37.05      7.151        614    150,414     89.69       63.29       76.18
90.001% - 95.000%                   914   152,325,672      39.54      7.250        641    166,658     94.82       43.66       99.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,428  $385,281,072     100.00%     7.083%       616   $158,682     88.67%      61.01%      88.57%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
DOCUMENTATION                     Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
FULL DOC                          1,563  $235,047,465      61.01%     6.968%       601   $150,382     86.78%     100.00%      90.75%
LIMITED DOC                         128    20,064,827       5.21      7.134        621    156,756     87.24        0.00       77.44
STATED DOC                          737   130,168,781      33.79      7.283        642    176,620     92.31        0.00       86.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,428  $385,281,072     100.00%     7.083%       616   $158,682     88.67%      61.01%      88.57%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
PURPOSE                           Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
PURCHASE                            790  $121,395,279      31.51%     7.418%       637   $153,665     92.18%      42.08%      80.38%
REFI- NO CASH OUT                   205    28,066,486       7.28      6.933        612    136,910     88.03       73.16       94.95
REFI-CASH OUT                     1,433   235,819,307      61.21      6.929        606    164,563     86.94       69.30       92.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,428  $385,281,072     100.00%     7.083%       616   $158,682     88.67%      61.01%      88.57%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
OCCUPANCY                         Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
NON-OWNER                           315   $43,045,110      11.17%     7.375%       645   $136,651     87.84%      48.97%       0.00%
OWNER OCCUPIED                    2,107   341,262,009      88.57      7.047        612    161,966     88.78       62.51      100.00
SECOND HOME                           6       973,953       0.25      6.762        623    162,326     87.78       68.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,428  $385,281,072     100.00%     7.083%       616   $158,682     88.67%      61.01%      88.57%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
PROPERTY TYPE                     Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 UNITS                           148   $30,339,881       7.87%     7.084%       637   $204,999     87.96%      52.51%      70.33%
CONDO                               145    23,437,915       6.08      7.126        632    161,641     89.54       64.81       87.57
MANU/MOBIL                           22     2,334,240       0.61      7.028        600    106,102     79.02       76.61      100.00
PUD                                 228    40,607,898      10.54      7.110        621    178,105     90.28       49.97       89.04
SINGLE FAMILY                     1,885   288,561,139      74.90      7.076        612    153,083     88.53       63.02       90.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,428  $385,281,072     100.00%     7.083%       616   $158,682     88.67%      61.01%      88.57%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.
GSAMP 2004 AR2
ALL MORTGAGE LOANS
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
STATE                             Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                                  392   $85,140,351      22.10%     6.667%       610   $217,195     84.54%      62.07%      91.80%
FL                                  356    50,221,302      13.03      7.281        621    141,071     89.96       55.49       86.83
IL                                  154    25,889,135       6.72      7.206        638    168,111     92.14       58.46       88.52
AZ                                  174    22,385,205       5.81      7.158        623    128,651     90.91       56.77       92.53
MI                                  167    18,854,611       4.89      7.246        611    112,902     90.45       68.62       83.66
NY                                   70    18,121,291       4.70      6.942        616    258,876     85.73       55.34       84.81
TX                                  126    16,258,122       4.22      7.344        607    129,033     89.31       54.79       87.60
MD                                   74    12,922,631       3.35      7.150        607    174,630     88.38       66.91       91.08
MN                                   67    11,460,327       2.97      7.119        620    171,050     90.19       59.69       84.89
MA                                   41     9,543,621       2.48      7.112        620    232,771     89.78       60.03       89.09
Other                               807   114,484,477      29.71      7.209        613    141,864     89.83       64.12       87.77
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,428  $385,281,072     100.00%     7.083%       616   $158,682     88.67%      61.01%      88.57%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
ZIP                               Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
91744                                 5    $1,443,436       0.37%     6.488%       641   $288,687     92.46%      36.54%     100.00%
33177                                 9     1,422,775       0.37      7.218        601    158,086     82.55       53.32      100.00
92392                                 7     1,393,149       0.36      7.363        586    199,021     85.70       50.67       79.02
85033                                12     1,272,353       0.33      7.007        621    106,029     92.89       74.68      100.00
92557                                 5     1,155,704       0.30      6.357        618    231,141     84.33       57.89      100.00
95206                                 6     1,138,076       0.30      6.212        653    189,679     90.85       77.23       87.36
60629                                 6     1,122,355       0.29      7.014        646    187,059     94.00       65.45      100.00
92376                                 6     1,113,828       0.29      6.976        608    185,638     81.96       68.02      100.00
33186                                 7     1,110,272       0.29      7.405        649    158,610     93.05       78.97       91.58
85035                                10     1,044,887       0.27      6.676        632    104,489     92.82       58.66      100.00
Other                             2,355   373,064,237      96.83      7.090        616    158,414     88.66       61.00       88.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,428  $385,281,072     100.00%     7.083%       616   $158,682     88.67%      61.01%      88.57%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
DELINQUENCY (ABS)                 Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
CURRENT                           2,428  $385,281,072     100.00%     7.083%       616   $158,682     88.67%      61.01%      88.57%
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,428  $385,281,072     100.00%     7.083%       616   $158,682     88.67%      61.01%      88.57%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
REMAINING MONTHS TO MATURITY      Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                              27    $3,185,955       0.83%     6.569%       612   $117,998     79.15%      79.17%      88.52%
181 - 240                            33     3,802,078       0.99      6.721        599    115,214     78.32       67.64       94.55
241 - 360                         2,368   378,293,039      98.19      7.091        616    159,752     88.86       60.79       88.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,428  $385,281,072     100.00%     7.083%       616   $158,682     88.67%      61.01%      88.57%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
AMORTIZATION TYPE                 Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                          1,555  $245,547,111      63.73%     7.164%       618   $157,908     90.42%      55.74%      86.86%
3 YR ARM                            409    69,039,480      17.92      7.087        625    168,801     90.89       59.40       87.95
FIXED                               464    70,694,481      18.35      6.799        598    152,359     80.44       80.87       95.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,428  $385,281,072     100.00%     7.083%       616   $158,682     88.67%      61.01%      88.57%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.
GSAMP 2004 AR2
ALL MORTGAGE LOANS
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
INITIAL PERIODIC CAP              Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.000                             1,964  $314,586,591      81.65%     7.147%       620   $160,176     90.52%      56.54%      87.10%
N/A                                 464    70,694,481      18.35      6.799        598    152,359     80.44       80.87       95.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,428  $385,281,072     100.00%     7.083%       616   $158,682     88.67%      61.01%      88.57%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
PERIODIC CAP                      Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.000                             1,964  $314,586,591      81.65%     7.147%       620   $160,176     90.52%      56.54%      87.10%
N/A                                 464    70,694,481      18.35      6.799        598    152,359     80.44       80.87       95.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,428  $385,281,072     100.00%     7.083%       616   $158,682     88.67%      61.01%      88.57%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
MONTHS TO RATE RESET              Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
13 - 24                           1,555  $245,547,111      63.73%     7.164%       618   $157,908     90.42%      55.74%      86.86%
25 - 36                             409    69,039,480      17.92      7.087        625    168,801     90.89       59.40       87.95
N/A                                 464    70,694,481      18.35      6.799        598    152,359     80.44       80.87       95.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,428  $385,281,072     100.00%     7.083%       616   $158,682     88.67%      61.01%      88.57%
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
LIFE MAXIMUM RATE                 Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 11.999                      103   $19,063,814       4.95%     5.711%       623   $185,086     85.19%      72.99%      95.03%
12.000 - 12.499                     232    42,775,988      11.10      6.286        634    184,379     89.66       68.87       93.76
12.500 - 12.999                     428    74,269,597      19.28      6.739        624    173,527     90.30       61.24       90.36
13.000 - 13.499                     433    65,555,130      17.01      7.240        620    151,398     91.07       54.15       83.83
13.500 - 13.999                     484    75,493,084      19.59      7.714        615    155,977     91.50       48.10       82.47
14.000 - 14.499                     199    27,093,485       7.03      8.218        608    136,148     91.64       47.12       83.39
14.500 - 14.999                      77     9,105,387       2.36      8.655        598    118,252     92.06       39.75       83.93
15.000 >=                             8     1,230,107       0.32      9.459        584    153,763     91.42       67.67      100.00
N/A                                 464    70,694,481      18.35      6.799        598    152,359     80.44       80.87       95.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,428  $385,281,072     100.00%     7.083%       616   $158,682     88.67%      61.01%      88.57%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                         Pct. Of   Weighted   Weighted             Weighted
                                                         Pool By       Avg.       Avg.       Avg.      Avg.
                              Number of     Principal  Principal      Gross    Current  Principal  Original   Pct. Full   Pct. Owner
MARGIN                            Loans       Balance    Balance     Coupon       FICO    Balance       LTV      Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 4.999                        54    $8,765,613       2.28%     7.131%       645   $162,326     91.68%      38.95%      80.26%
6.000 - 6.499                     1,810   291,837,110      75.75      7.135        620    161,236     90.48       57.40       87.24
6.500 - 6.999                        99    13,880,430       3.60      7.400        611    140,206     90.73       50.09       89.12
7.000 >=                              1       103,438       0.03      8.550        614    103,438     90.00        0.00        0.00
N/A                                 464    70,694,481      18.35      6.799        598    152,359     80.44       80.87       95.12
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,428  $385,281,072     100.00%     7.083%       616   $158,682     88.67%      61.01%      88.57%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an
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reasonableness of such assumptions or the likelihood that any of such
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is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.